UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2013

UMAMI SUSTAINABLE SEAFOOD INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52401	98-06360182
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Columbia Street, Suite 440 San Diego, California		92101
(Address of Principal Executive Offices)		(Zip Code)

(619) 544-9177
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended Credit Facility

On June 26, 2013, Umami Sustainable Seafood, Inc. (“Umami”) and Baja Aqua Farms S.A. de C.V (“Baja”), a subsidiary of Umami, entered into an amended credit agreement (the “Amended Credit Facility”), dated as of that date, with AMERRA Capital Management, LLC (“AMERRA”) as administrative agent and the lenders party thereto.

The Amended Credit Facility amends the credit agreement dated as of August 26, 2011, as previously amended, among Umami, Baja, the lenders party thereto and AMERRA as administrative agent (as previously amended, the “Original Credit Facility”), that provided for a $39.0 million secured revolving credit facility. The Original Credit Facility, which was structured in two tranches scheduled to expire on December 31, 2012 and March 31, 2013, was superseded with the execution of the Amended Credit Facility.

The Amended Credit Facility provides a credit line of up to $64.0 million. Commitments under the Amended Credit Facility will mature on March 31, 2014, which may be extended by mutual agreement.

The lenders under the Amended Credit Facility will be secured with a blanket lien, first priority security interest on substantially all of Baja’s assets, as well as a pledge on 100% of the shares in Baja, all of which were held directly or indirectly by Umami at execution of the Amended Credit Facility. Umami is a corporate guarantor under the Amended Credit Facility. AMERRA has also been granted the right to appoint one director to Baja’s board of directors, which it can fill at its discretion. As of the date hereof, AMERRA has not filled the seat.

Baja is the borrower under the Amended Credit Facility. Baja expects to have initial borrowings outstanding of approximately $43.3 million under the Amended Credit Facility. The Amended Credit Facility provides for new pricing terms that increase the applicable margin on the loans. The applicable interest rate is LIBOR plus 950 basis points and the applicable commitment fee on undrawn funds is 100 basis points. Interest is payable monthly in arrears. Baja paid upfront fees or original issue discount equal to 3.0% of the Amended Credit Facility. The Amended Credit Facility provides AMERRA with a grant of equity equal to 6.25% of the pre-grant outstanding equity at Baja.

The terms under which amounts outstanding under the Amended Credit Facility may be accelerated did not materially change.

The press release, dated June 26, 2013, announcing the Amended Credit Facility is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Settlement and Release Agreement

On July 20, 2010, Umami (then Lions Gate Lighting Corp.) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Baja, Corposa, S.A. de C.V. (“Corposa”), Holshyrna Ehf (“Holshyrna”), Oceanic Enterprises Inc. (“Oceanic”), and certain other parties, providing for the sale from Corposa and Holshyrna of 33% of the equity in Baja and Oceanic. The agreement provided for Umami’s acquisition of a 33% interest in Baja and Oceanic. As part of the Stock Purchase Agreement, Umami also entered into an option agreement (the “Option Agreement”) with Baja, Corposa and Holshyrna for the purchase of all remaining Baja and Oceanic shares in consideration for the issuance of 10 million restricted shares of Umami’s common stock (the “Restricted Shares”) and payment in cash of $10.0 million. On September 15, 2010, Umami exercised the Option, and on November 30, 2010, the acquisitions of Baja and Oceanic were consummated. Three million shares were issued to MotoMax C.V. (“MotoMax”) and 7.0 million shares were issued to Salander Holdings. Pursuant to the Option Agreement, the Restricted Shares were to be registered for resale under the Securities Act of 1933, as amended. The Restricted Shares were not registered. Pursuant to a settlement and release agreement dated as of June 25, 2013 among Corposa, Umami and Baja, Corposa released Umami and its subsidiaries from any and all claims related to the Stock Purchase Agreement and the Option Agreement (the “Release”). In consideration for the Release, Baja issued a secured note for $8.0 million to Corposa, and Corposa will receive a grant of equity equal to 6.25% of the pre-grant outstanding equity of Baja. The applicable interest rate on the note is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014.

Share Purchase Agreement

On June 26, 2013, MotoMax and Baja entered into a purchase agreement whereby Baja acquired 3.0 million restricted Umami shares from MotoMax for $3.0 million. The $3.0 million purchase price is in the form of a secured note. The applicable interest rate is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014. Umami intends to cancel the shares.

Share Purchase Agreement

On June 26, 2013, Lisbeth and Baja entered into a purchase agreement whereby Baja acquired 7.0 million restricted Umami shares from Lisbeth for $7.0 million. The $7.0 million purchase price is in the form of a secured note. The applicable interest rate is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014. Umami intends to cancel the shares.

Item 2.01. Completion of Acquisition or Disposition of Assets

Acquisition and Cancellation of Shares

On June 26, 2013, Baja Aqua Farms S.A. de C.V., an Umami subsidiary (“Baja”) and MotoMax C.V. (“Motomax”) entered into a purchase agreement whereby Baja acquired 3.0 million restricted Umami shares from MotoMax for $3.0 million. The $3.0 million purchase price is in the form of a secured note. The applicable interest rate is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014. Umami intends to cancel the shares.

On June 26, 2013, Lisbeth Holdings (“Lisbeth”) and Baja entered into a purchase agreement whereby Baja acquired 7.0 million restricted Umami shares from Lisbeth for $7.0 million. The $7.0 million purchase price is in the form of a secured note. The applicable interest rate is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014. Umami intends to cancel the shares.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Amended Credit Facility

On June 26, 2013, Umami Sustainable Seafood, Inc. (“Umami”) and Baja Aqua Farms S.A. de C.V (“Baja”), a subsidiary of Umami, entered into an amended credit agreement (the “Amended Credit Facility”), dated as of that date, with AMERRA Capital Management, LLC (“AMERRA”) as administrative agent and the lenders party thereto.

The Amended Credit Facility amends the credit agreement dated as of August 26, 2011, as previously amended, among Umami, Baja, the lenders party thereto and AMERRA as administrative agent (as previously amended, the “Original Credit Facility”), that provided for a $39.0 million secured revolving credit facility. The Original Credit Facility, which was structured in two tranches scheduled to expire on December 31, 2012 and March 31, 2013, was superseded with the execution of the Amended Credit Facility.

The Amended Credit Facility provides a credit line of up to $64.0 million. Commitments under the Amended Credit Facility will mature on March 31, 2014, which may be extended by mutual agreement.

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The lenders under the Amended Credit Facility will be secured with a blanket lien, first priority security interest on substantially all of Baja’s assets, as well as a pledge on 100% of the shares in Baja, all of which were held directly or indirectly by Umami at execution of the Amended Credit Facility. Umami is a corporate guarantor under the Amended Credit Facility. AMERRA has also been granted the right to appoint one director to Baja’s board of directors, which it can fill at its discretion. As of the date hereof, AMERRA has not filled the seat.

Baja is the borrower under the Amended Credit Facility. Baja expects to have initial borrowings outstanding of approximately $43.3 million under the Amended Credit Facility. The Amended Credit Facility provides for new pricing terms that increase the applicable margin on the loans. The applicable interest rate is LIBOR plus 950 basis points and the applicable commitment fee on undrawn funds is 100 basis points. Interest is payable monthly in arrears. Baja paid upfront fees or original issue discount equal to 3.0% of the Amended Credit Facility. The Amended Credit Facility provides AMERRA with a grant of equity equal to 6.25% of the pre-grant outstanding equity at Baja.

The terms under which amounts outstanding under the Amended Credit Facility may be accelerated did not materially change.

Settlement and Release Agreement

On July 20, 2010, Umami (then Lions Gate Lighting Corp.) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Baja, Corposa, S.A. de C.V. (“Corposa”), Holshyrna Ehf (“Holshyrna”), Oceanic Enterprises Inc. (“Oceanic”), and certain other parties, providing for the sale from Corposa and Holshyrna of 33% of the equity in Baja and Oceanic. The agreement provided for Umami’s acquisition of a 33% interest in Baja and Oceanic. As part of the Stock Purchase Agreement, Umami also entered into an option agreement (the “Option Agreement”) with Baja, Corposa and Holshyrna for the purchase of all remaining Baja and Oceanic shares in consideration for the issuance of 10 million restricted shares of Umami’s common stock (the “Restricted Shares”) and payment in cash of $10.0 million. On September 15, 2010, Umami exercised the Option, and on November 30, 2010, the acquisitions of Baja and Oceanic were consummated. Three million shares were issued to MotoMax C.V. (“MotoMax”) and 7.0 million shares were issued to Salander Holdings. Pursuant to the Option Agreement, the Restricted Shares were to be registered for resale under the Securities Act of 1933, as amended. The Restricted Shares were not registered. Pursuant to a settlement and release agreement dated as of June 25, 2013 among Corposa, Umami and Baja, Corposa released Umami and its subsidiaries from any and all claims related to the Stock Purchase Agreement and the Option Agreement (the “Release”). In consideration for the Release, Corposa became a lender for $8.0 million and will receive a grant of equity equal to 6.25% of the equity at Baja.

Share Purchase Agreement

On June 26, 2013, MotoMax and Baja entered into a purchase agreement whereby Baja acquired 3.0 million restricted Umami shares from MotoMax for $3.0 million. The $3.0 million purchase price is in the form of a secured note. The applicable interest rate is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014. Umami intends to cancel the shares.

Share Purchase Agreement

On June 26, 2013, Lisbeth and Baja entered into a purchase agreement whereby Baja acquired 7.0 million restricted Umami shares from Lisbeth for $7.0 million. The $7.0 million purchase price is in the form of a secured note. The applicable interest rate is LIBOR plus 400 basis points. Principal and accrued interest are due and payable on March 31, 2014. Umami intends to cancel the shares.

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ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated June 26, 2013, announcing the Amended Credit Facility

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of June 2013.

UMAMI SUSTAINABLE SEAFOOD INC.

By:	/s/ Timothy P. Fitzpatrick
Timothy P. Fitzpatrick
Chief Financial Officer

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